LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 3, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2016, OF

CLEARBRIDGE DIVIDEND STRATEGY FUND

Effective December 31, 2017, the following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Michael Clarfeld, CFA, Scott Glasser and Peter Vanderlee, CFA. Mr. Clarfeld (Managing Director and Portfolio Manager of ClearBridge) and Mr. Vanderlee (Managing Director and Portfolio Manager of ClearBridge) have been portfolio managers for the fund since August 2009 and Mr. Glasser (Co-Chief Investment Officer, Managing Director and Portfolio Manager of ClearBridge) has been a portfolio manager for the fund since December 2017.

Effective December 31, 2017, the following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Michael Clarfeld, CFA, Scott Glasser and Peter Vanderlee, CFA, co-manage the fund. Messrs. Clarfeld and Vanderlee have served as co-portfolio managers of the fund since August 2009. Mr. Glasser has served as portfolio manager of the fund since December 2017. Messrs. Clarfeld, Glasser and Vanderlee are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Clarfeld is a Managing Director and Portfolio Manager of ClearBridge and has 16 years of industry experience. Mr. Clarfeld has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

Mr. Glasser is a Co-Chief Investment Officer, Managing Director and Portfolio Manager of ClearBridge and has 24 years of industry experience. Mr. Glasser joined the subadviser or its predecessor in 1993.

Mr. Vanderlee is a Managing Director and Portfolio Manager of ClearBridge and has 17 years of industry experience. Mr. Vanderlee joined the subadviser or its predecessor in 1999.

Please retain this supplement for future reference.

Pub No. CBAX348694